UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to Section 240.14a-12

PMC-Sierra, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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*** Exercise Your Right to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials

Meeting Information PMC-SIERRA, INC. Meeting Type: Annual

For holders as of: 3/2/09

Date: 4/29/09 Time: 9:00 AM PST Location: Hilton Santa Clara 4949 Great America Pkwy Santa Clara, CA 95054

You are receiving this communication because you hold shares in the company named on the left.

PMC-SIERRA, INC. This is not a ballot. You cannot use this notice to vote

3975 FREEDOM CIRCLE

SANTA CLARA, CA 95054 these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT ANNUAL REPORT

How to View Online:

Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BYTELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. To facilitate timely delivery, please make the request as instructed above on or before 4/15/09.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Shareholders are invited to attend the Annual Meeting and vote their shares in person. You will need to bring identification with you. Please check the proxy materials for any special requirements for voting in person. Ballots will be available at the Annual Meeting.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available R1PMC2 and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2 AND RECOMMENDS A VOTE AGAINST ITEM 3.

1. To elect directors of the Company to serve for the ensuing year and until the next annual meeting or the election of any successors.

Nominees:

01) Robert L. Bailey 05) Jonathan J. Judge 02) Richard E. Belluzzo 06) William H. Kurtz 03) James V. Diller, Sr. 07) Gregory S. Lang 04) Michael R. Farese 08) Frank J. Marshall

2. To ratify the appointment of Deloitte & Touche LLP as the Company’s independent auditors for the 2009 fiscal year.

3. To consider a stockholder proposal, if properly presented at the meeting, regarding performance-based stock options.

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